AMENDMENT


This Amendment is made to Reinsurance Policy Numbers #17055-042 by the parties, Preferred Life Insurance Company of New York ("Preferred Life") and WellCare of Connecticut ("Plan").

In consideration of the promises contained herein, the past contractual relationships of the parties, the desire of the parties for continuing into the future a contractual relationship on mutually beneficial terms, and for other considerations the sufficiency and receipt of which are hereby acknowledged by the parties, the parties agree:

1. The Contract Year November 1, 1997 through October 31, 1998 is extended one month, to November 30, 1998; and

2. That liability of Preferred Life for limited continuation of benefits under Endorsement No. 1 is further limited in the aggregate to the first one million dollars of claims incurred by Preferred Life under Endorsement No. 1, using the date of the health service to determine which claims are first. In no event will Preferred Life be responsible for more than one million dollars of liability under Endorsement No. 1.

This Amendment is effective on the date signed below.


WELLCARE OF CONNECTICUT

By:    /s/ Joseph R. Papa
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Title:     President/CEO
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Date Signed:  9-30-98
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PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

By:    /s/ Michael T. Westermeyer
       ----------------------------
Title:     Secretary
       ----------------------------

Date Signed:  9-29-98
       ----------------------------